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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT -May 23, 2003
                        (Date of Earliest Event Reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

      Pennsylvania                                            23-0366390
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611



                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

      Pennsylvania                                            23-3033414
------------------------                                   ----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


2500 Columbia Avenue, Lancaster, PA                             17603
-----------------------------------                             -----
       (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.    OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

           On May 23, 2003, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc. ("Holdings"), filed with the U.S. Bankruptcy Court for the District of Delaware (the "Court") its Fourth Amended Plan of Reorganization and its proposed Disclosure Statement with respect to such plan, which included, as Exhibit C to the Disclosure Statement, revised projected financial information for AWI as it would be reorganized under the plan. A copy of the Fourth Amended Plan of Reorganization and a copy of the Disclosure Statement with respect to the Fourth Amended Plan of Reorganization (including the revised projected financial information as Exhibit C to the Disclosure Statement), each as filed with the Court, and a copy of the press release issued by AWI with respect to this development are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and incorporated by reference herein.

           As previously disclosed, on December 6, 2000, AWI filed a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code in Court in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under chapter 11 of the U.S. Bankruptcy Code were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The chapter 11 cases are being jointly administered under case number 00-4471 (RJN) (the "Chapter 11 Case"). On November 4, 2002, AWI filed a Plan of Reorganization with the Court. On December 20, 2002, AWI filed a Disclosure Statement with respect to that plan with the Court. On March 14, 2003, AWI filed its First Amended Plan of Reorganization and a Disclosure Statement with respect to the First Amended Plan of Reorganization with the Court. On April 3, 2003, AWI filed its Second Amended Plan of Reorganization with the Court. On May 1, 2003, AWI filed with the Court its Third Amended Plan of Reorganization and Disclosure Statement with respect to the Third Amended Plan of Reorganization.

           The amendments to the Third Amended Plan of Reorganization made in the Fourth Amended Plan of Reorganization (the "Plan") have been agreed upon by certain parties in interest in the Chapter 11 Case and mostly consist of modifications to reflect (i) the revisions to the projected financial information for reorganized AWI included in the disclosure statement and (ii) a global settlement with asbestos property damage claimants recently reached by the parties in interest.

           AWI had filed with the Court on December 26, 2002 projected financial information respecting AWI as it would be reorganized in connection with the initial disclosure statement that it filed with the Court on December 20, 2002. The projected financial information originally submitted was based on factual information available to AWI and its advisors, and on work done and assumptions made, in December 2002 and assumed an effective date of the Plan of July 1, 2003. In light of developments regarding AWI's business since December 2002 and current economic and financial conditions, including AWI's financial results for the first quarter of 2003 as recently announced and filed with the U.S. Securities and Exchange Commission as part of its Form 10-Q Quarterly Report, AWI revised and updated this projected financial information in the form of the revised Exhibit C filed with the Disclosure Statement on May 23, 2003. The


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revised projected financial information reflects differences in the projected financial performance of reorganized AWI from that presented in the previously submitted projected information that is adverse and not immaterial. Based on the revised projected financial information, the estimated range of reorganization value of reorganized AWI that was discussed in the Disclosure Statement with respect to the Third Amended Plan of Reorganization was reduced in the Fourth Amended Plan of Reorganization to a degree that is not immaterial, and, correspondingly, under the Plan the expected recoveries that will be achieved by creditors of AWI and the expected value of distributions in respect of AWI's equity will be reduced.

           Specifically, the principal amendments set forth in the Plan and Disclosure Statement as filed on May 23, 2003 include:

           o a provision that the treatment of asbestos property damage claims will be as set forth in the agreement with respect to the resolution of all outstanding asbestos property damage claims and related issues relating to asbestos property damage claims to be submitted to and approved by the Court, and conforming modifications to related provisions of the Plan;

           o a reduction of the estimated reorganization value for AWI from between $2,700 million and $3,300 million to between $2,400 million and $3,000 million (with a midpoint valuation reduced from $3,000 to $2,700 million);

           o a reduction of the estimated equity value of the common shares of reorganized AWI (based on the residual value of the equity of reorganized AWI) from between $25.60 and $34.40 per share to between $24.66 and $35.30 per share, with a midpoint value remaining at $30.00 per share (with the assumed number of common shares of reorganized AWI to be distributed under the Plan reduced from 67.5 million shares to approximately 56.4 million shares);

           o a reduction of the estimated value of the warrants to be issued under the Plan to Holdings from $40-$50 million to $35-$40 million, an amount which, when divided by the number of shares of Holdings outstanding, will equal $0.86 to $0.98 per share; and

           o certain other conforming changes in the Plan and other portions of the Disclosure Statement reflecting the revised financial information and estimated reorganization value.

           Upon consummation of the Plan, Holdings will have no material assets other than the New Warrants. The board of directors of Holdings will propose to Holdings' shareholders for approval the dissolution and the delivery to Holdings' shareholders of the New Warrants as liquidating distributions, subject


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to payment or provision for Holdings' liabilities and completion in other respects of Holdings' winding up. There is no assurance that, after completion of Holdings' winding up, Holdings will be able to distribute all or any part of the New Warrants to Holdings' shareholders or the value of any liquidating distribution that will be made by Holdings.

           Subject to Court approval, the Disclosure Statement with respect to the Fourth Amended Plan of Reorganization will be circulated to AWI's creditors to solicit their votes on whether to approve the Fourth Amended Plan of Reorganization. The Disclosure Statement will also be sent to Holdings' shareholders, although they will not be entitled to vote on the Fourth Amended Plan of Reorganization. A Court hearing regarding the Disclosure Statement with respect to the Fourth Amended Plan of Reorganization is scheduled for May 30, 2003.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

   99.1 Fourth Amended Plan of Reorganization of Armstrong World Industries, Inc., dated May 23, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.2 Disclosure Statement with respect to the Fourth Amended Plan of Reorganization of Armstrong World Industries, Inc., dated May 23, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.3               Press Release of Armstrong World Industries, Inc., dated
                      May 23, 2003





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ARMSTRONG WORLD INDUSTRIES, INC.

                                   By: /s/ Walter T. Gangl
                                       ---------------------------------------
                                       Name: Walter T. Gangl
                                       Title: Assistant Secretary



                                   ARMSTRONG HOLDINGS, INC.

                                   By: /s/ Walter T. Gangl
                                       ---------------------------------------
                                       Name: Walter T. Gangl
                                       Title: Deputy General Counsel
                                              and Assistant Secretary



Dated:  May 23, 2003









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                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

   99.1 Fourth Amended Plan of Reorganization of Armstrong World Industries, Inc., dated May 23, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.2 Disclosure Statement with respect to the Fourth Amended Plan of Reorganization of Armstrong World Industries, Inc., dated May 23, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.3               Press Release of Armstrong World Industries, Inc., dated
                      May 23, 2003























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